UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

June 30, 2021

Date of Report (Date of earliest event reported)

Berkeley Lights, Inc.

(Exact name of registrant as specified in its charter)

Delaware	35-2415390
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

001-39388

(Commission

File Number)

5858 Horton Street, Suite 320
Emeryville, California 94608
(Address of principal executive offices, including zip code)

(510) 858-2855

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.00005 par value	BLI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement

On June 30, 2021, Berkeley Lights, Inc. (the “Company”) entered into an Amended and Restated Loan and Security Agreement (the “Agreement”) with East West Bank (the “Bank”). Pursuant to the Agreement, the Bank provided a $20 million term loan (the “Term Loan”) which shall be used to refinance the term loan outstanding under the Loan and Security Agreement, dated May 23, 2018, by and between the Company and the Bank, as amended (the “Original Agreement”), and a new $10 million revolving line of credit (the “Revolving Line”). The Term Loan matures in 48 months and shall bear interest on the outstanding daily balance thereof of 4.17%, and any advances under the Revolving Line shall bear interest on the outstanding daily balance thereof of 0.70% above the Prime Rate (as defined in the Agreement). The Term Loan has an initial interest-only period of 24 months, which can be extended to up to 36 months based on achievement of certain liquidity measures, and can be pre-paid without penalty at any time. The Agreement grants to the Bank a security interest in and liens on all assets of the Company, excluding intellectual property. In addition, certain other terms of the Original Agreement as previously in effect were amended by the Agreement, including certain financial covenants.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set form in Item 1.01 hereto is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Loan and Security Agreement, dated June 30, 2021, by and between East West Bank and Berkeley Lights, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKELEY LIGHTS, INC.

Date: July 7, 2021	By:	/s/ Stuart Merkadeau
	Name:	Stuart Merkadeau
	Title:	General Counsel